UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2008

ESS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California	0-26660	94-2928582
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48401 FREMONT BOULEVARD
FREMONT, CA	94538
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 492-1088
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On April 23, 2008, ESS Technology, Inc., a California corporation (the “Company”), entered into the ESS-Silan Audio and Video Technology License Agreement (the “License Agreement”) with Hangzhou Silan Microelectronics, Co., Ltd., (“Silan”) to amend and restate the ESS-Silan DVD Technology License Agreement, between the Company and Silan, as amended, dated November 3, 2006. The Company entered into the License Agreement in order to license to Silan certain of ESS’s audio and video technology for the purpose of developing, designing, manufacturing, distributing and selling products incorporating such technology that are not SD DVD player products.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Form of ESS-Silan Audio and Video Technology License Agreement, between ESS Technology, Inc. and Hangzhou Silan Microelectronics Co., Ltd., dated April 23, 2008

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2008	ESS TECHNOLOGY, INC.

	By:	/s/ Robert L. Blair Robert L. Blair
President and Chief Executive Officer

EXHIBIT INDEX
99.1 Form of ESS-Silan Audio and Video Technology License Agreement, between ESS Technology, Inc. and Hangzhou Silan Microelectronics Co., Ltd., dated April 23, 2008